Exhibit 99.02

CADENCE REPORTS FIRST QUARTER 2024
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY
Key Takeaways • Record Q1 bookings and record Q1 backlog of approximately $6.0 billion • Raising 2024 revenue outlook • The pending acquisition of BETA CAE is not included in Cadence's outlook
Q2 2024 Outlook
• Revenue : $1.03 billion - $1.05 billion
• GAAP operating margin: 26.5% - 27.5%
• Non-GAAP operating margin: 38.5% - 39.5%
• GAAP EPS: $0.73 - $0.77
• Non-GAAP EPS: $1.20 - $1.24
• Expect to use at least $125 million to repurchase Cadence shares in Q2
Q1 2024 KEY METRICS
• Revenue $1.009 billion • GAAP operating margin 25% • Non-GAAP operating margin 38% • GAAP EPS $0.91 • Non-GAAP EPS $1.17 • Operating cash flow $253 million
FY 2024 Outlook
• Revenue: $4.56 - $4.62 billion
• GAAP operating margin: 31% - 32%
• Non-GAAP operating margin: 42% - 43%
• GAAP EPS: $4.04 - $4.14
• Non-GAAP EPS $5.88 - $5.98
• Operating cash flow: $1.35 - $1.45 billion
• Expect to use approximately 50% of free cash flow to repurchase Cadence shares for the year
Financial Results Webcast
Our Q1 2024 financial results webcast will begin April 22, 2024 at 2:00 p.m. (Pacific). The webcast may be accessed at www.cadence.com/cadence/investor_relations. An archive of the webcast will be available on April 22, 2024 until 5:00 p.m. (Pacific) on June 14, 2024.

April 22, 2024	Cadence Q1 2024 Financial Results	1

Cadence Design Systems, Inc.

Financial Metrics

(In Millions, except per share data)	2018	2019	2020*	2021	2022	2023*	2024E

Revenue	$2,138	$2,336	$2,683	$2,988	$3,562	$4,090	$4,560- $4,620
Revenue growth*	10%	9%	15%	11%	19%	15%	11% - 13%
3-year CAGR	8%	9%	11%	12%	15%	15%	~15%
3-year CAGR without 53rd week impact			11%			16%

GAAP operating expenses	$1,742	$1,845	$2,037	$2,209	$2,488	$2,839	~$3,154
GAAP operating expense growth	8%	6%	10%	8%	13%	14%	~11%

Non-GAAP operating expenses	$1,491	$1,587	$1,739	$1,877	$2,125	$2,373	~$2,639
Non-GAAP operating expense growth	6%	6%	10%	8%	13%	12%	~11%

GAAP operating margin**	19%	21%	24%	26%	30%	31%	32.5%

Non-GAAP operating margin**	30%	32%	35%	37%	40%	42%	42.5%

GAAP earnings per share	$1.23	$3.53	$2.11	$2.50	$3.09	$3.82	$4.04 - $4.14

Non-GAAP earning per share	$1.87	$2.20	$2.80	$3.29	$4.27	$5.15	$5.88 - $5.98
Non-GAAP EPS growth**	34%	18%	27%	18%	30%	21%	15%
3-year Non-GAAP EPS CAGR**	20%	22%	26%	21%	25%	23%	22%

Weighted average shares diluted outstanding	281.1	280.5	279.6	278.9	275.0	272.7	272.5 - 274.5

Cash flow from operations	605	730	905	1,101	1,242	1,349	$1,350 - $1,450

Capital expenditures	62	75	95	65	123	102	~$120

* Fiscal 2020 was a 53-week year, compared to all other years which were 52 week years. 2020 (which impacts the 3 year CAGR in 2023) included approximately $45 million revenue impact for the extra week.
** At midpoint of guidance.
Profitability Trends

(In Millions)	2018	2019	2020	2021	2022	2023	2024E*

Revenue	$2,138	$2,336	$2,683	$2,988	$3,562	$4,090	$4,590
Revenue Growth	10%	9%	15%	11%	19%	15%	12%
3-Year Revenue Growth CAGR	8%	9%	11%	12%	15%	15%	15%
GAAP operating margin	19%	21%	24%	26%	30%	31%	32.5%

Non-GAAP operating margin	30.2%	32.1%	35.2%	37.2%	40.3%	42.0%	42.5%
Stock-based compensation	(7.8)%	(7.8)%	(7.4)%	(7.0)%	(7.6)%	(8.0)%	(8.4)%
Non-GAAP operating margin adjusted for stock-based compensation	22.4%	24.3%	27.8%	30.2%	32.7%	34.0%	34.1%

GAAP operating income	$396	$492	$646	$779	$1,074	$1,251	$1,436

Non-GAAP operating income	$647	$749	$944	$1,111	$1,436	$1,717	$1,951
Non-GAAP operating income adjusted for stock-based compensation	$479	$567	$747	$901	$1,166	$1,391	$1,565

* At midpoint of guidance.

April 22, 2024	Cadence Q1 2024 Financial Results	2

Cadence Design Systems, Inc.

Second Quarter 2024 Financial Outlook

	Q2 2023	Q1 2024	Q2 2024E

Total Revenue ($ Millions)	$977	$1,009	$1,030 - $1,050
Q/Q Growth		(6)%	2% - 4%
Y/Y Growth		(1)%	5% - 7%

GAAP Operating Margin	31%	25%	26.5% - 27.5%

Non-GAAP Operating Margin	42%	38%	38.5% - 39.5%

GAAP EPS	$0.81	$0.91	$0.73 - $0.77

Non-GAAP EPS	$1.22	$1.17	$1.20 - $1.24

Fiscal Year 2024 Financial Outlook

		Previous	Current
	FY 2023	FY 2024E	FY 2024E

Recurring Revenue	84%	80% - 85%	80% - 85%

Total Revenue ($ Millions)	$4,090	$4,550 - $4,610	$4,560 - $4,620
Y/Y Growth	15%	11% - 13%	11% - 13%

Revenue from Beginning Backlog	~75%	~70%	~70%

GAAP Operating Margin	30.6%	32% - 33%	31% - 32%

Non-GAAP Operating Margin	42.0%	42% - 43%	42% - 43%

GAAP Other Income & Expense ($ Millions)	$31	$(10) - $(18)	$49 - $55

Non-GAAP Other Income & Expense ($ Millions)	$(15)	$(10) - $(18)	$(5) - $(11)

GAAP Tax Rate	19%	~23%	~25%

Non-GAAP Tax Rate	17.5%	16.5%	16.5%

Weighted Average Diluted Shares Outstanding (Millions)	272.7	271.5 - 273.5	272.5 - 274.5

GAAP EPS	$3.82	$4.08 - $4.18	$4.04 - $4.14
Y/Y Growth	24%	7% - 9%	6% - 8%

Non-GAAP EPS	$5.15	$5.87 - $5.97	$5.88 - $5.98
Y/Y Growth	21%	14% - 16%	14% - 16%

Cash Flow from Operations ($ Millions)	$1,349	$1,350 - $1,450	$1,350 - $1,450

DSO	43	~45	~45

Capital Expenditures ($ Millions)	$102	~$120	~$120

April 22, 2024	Cadence Q1 2024 Financial Results	3

Cadence Design Systems, Inc.

First Quarter Financial Results
Backlog

(In Billions)	2020	2021	2022	2023	Q1 2024

Backlog	$3.9	$4.4	$5.8	$6.0	$6.0

Revenue

(In Millions)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

Product and Maintenance	$964	$923	$966	$982	$913
Services	58	54	57	87	96
Total Revenue	$1,022	$977	$1,023	$1,069	$1,009
Recurring and Up-Front Revenue

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

Revenue recognized over time	77%	82%	83%	85%	87%
Revenue from arrangements with non-cancelable commitments	3%	3%	2%	2%	3%
Recurring Revenue	80%	85%	85%	87%	90%
Up-Front Revenue	20%	15%	15%	13%	10%
Total	100%	100%	100%	100%	100%
Trailing Twelve Months Recurring and Up-Front Revenue

	Trailing Twelve Months Ended
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

Recurring Revenue	84%	84%	84%	84%	87%
Up-Front Revenue	16%	16%	16%	16%	13%
Total	100%	100%	100%	100%	100%
Revenue Mix by Geography

(% of Total Revenue)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

Americas	44%	41%	43%	44%	46%
China	17%	18%	17%	15%	12%
Other Asia	18%	18%	19%	19%	20%
Europe, Middle East and Africa	15%	17%	15%	16%	17%
Japan	6%	6%	6%	6%	5%
Total	100%	100%	100%	100%	100%
Revenue Mix by Product Category

(% of Total Revenue)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

Custom IC Design and Simulation	20%	22%	22%	22%	22%
Digital IC Design and Signoff	25%	27%	28%	29%	29%
Functional Verification	32%	27%	26%	24%	25%
IP	11%	11%	11%	13%	12%
System Design and Analysis	12%	13%	13%	12%	12%
Total	100%	100%	100%	100%	100%

April 22, 2024	Cadence Q1 2024 Financial Results	4

Cadence Design Systems, Inc.

Gross Margin

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

GAAP Gross Margin	87.8%	90.1%	89.3%	90.3%	87.6%
Non-GAAP Gross Margin	89.1%	91.4%	90.6%	91.7%	89.1%

Total Costs and Expenses

(In Millions)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

Total GAAP Costs and Expenses	$699	$677	$730	$732	$759
Total Non-GAAP Costs and Expenses	$591	$569	$603	$610	$627

Operating Margin

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

GAAP Operating Margin	31.6%	30.7%	28.6%	31.5%	24.8%
Non-GAAP Operating Margin	42.1%	41.8%	41.1%	42.9%	37.8%

Net Income Per Share

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

GAAP Net Income Per Share	$0.89	$0.81	$0.93	$1.19	$0.91
Non-GAAP Net Income Per Share	$1.29	$1.22	$1.26	$1.38	$1.17

Total DSO

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

DSO	44	42	39	43	36

Balance Sheet and Cash Review
Free Cash Flow

(In Millions)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

Net Cash from Operating Activities	$267	$414	$396	$272	$253
Capital Expenditures	26	20	22	34	49
Free Cash Flow	$241	$394	$374	$238	$204

Cash and Cash Equivalents

(In Millions)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

Cash and Cash Equivalents	$917	$874	$962	$1,008	$1,012

•Approximately 27 percent of our cash and cash equivalents were in the U.S. at quarter-end.
Share Repurchase

(In Millions)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

Share Repurchase	$125	$265	$185	$125	$125
Number of Shares	0.668	1.178	0.811	0.488	0.425

•Q3 2023 includes 276,330 shares and $60 million equity forward contract from Q2 2023 ASR settled in Q3 2023.
Employees

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

Headcount	10,579	10,832	11,139	11,226	11,753

April 22, 2024	Cadence Q1 2024 Financial Results	5

Cadence Design Systems, Inc.

Forward Looking Statements
This CFO Commentary contains forward-looking statements, including Cadence's outlook on future operating results, strategic objectives, business prospects, technology and product developments, industry trends, pending transactions and other statements using words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “will,” and words of similar import and the negatives thereof. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control and which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements, including, among others: (i) Cadence’s ability to compete successfully in the highly competitive industries in which it operates and realize the benefits of its investments in research and development, including opportunities presented by AI; (ii) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (iii) the mix of products and services sold, the timing of orders and deliveries and the ability to develop, install or deliver Cadence’s products or services; (iv) change in customer demands or supply constraints that could result in delays in purchases, development, installations or deliveries of Cadence's products or services, including those resulting from consolidation, restructurings and other operational efficiency improvements of Cadence’s customers; (v) economic, geopolitical and industry conditions, including that of the semiconductor and electronics industries, government regulations and trade restrictions, and rising tensions and conflicts around the world such as in the Middle East and with respect to Taiwan; (vi) capital expenditure requirements, legislative or regulatory requirements, changes in tax laws, interest rates, currency exchange rate fluctuations, inflation rates, Cadence's upcoming debt maturities and Cadence’s ability to access capital and debt markets; (vii) Cadence's pending acquisition of BETA CAE Systems International AG, which remains subject to certain closing conditions, the acquisition of other companies, businesses or technologies or the failure to successfully integrate and operate them; (viii) potential harm caused by compromises in cybersecurity and cybersecurity attacks; (ix) events that affect cash flow, liquidity, or reserves, or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation, regulatory or other matters; (x) the effects of any litigation, regulatory, tax or other proceedings to which Cadence is or may become a party or to which Cadence or its products, services, technologies or properties are subject; and (xi) Cadence's ability to successfully meet corporate governance, environmental and social targets and strategies. In addition, the timing and amount of Cadence’s repurchases of its common stock are subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, including its most recent report on Form 10-K, subsequent reports on Form 10-Q and future filings.

All forward-looking statements in this document are based on management's expectations as of the date of this document and, except as required by law, Cadence disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

April 22, 2024	Cadence Q1 2024 Financial Results	6

Cadence Design Systems, Inc.

© 2024 Cadence Design Systems, Inc. All rights reserved worldwide. Cadence, the Cadence logo and the other Cadence marks found at www.cadence.com/go/trademarks are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

April 22, 2024	Cadence Q1 2024 Financial Results	7

Cadence Design Systems, Inc.

APPENDIX I
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

GAAP total costs and expenses	$699	$677	$730	$732	$759

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(74)	(76)	(88)	(87)	(88)
Amortization of acquired intangibles	(15)	(15)	(15)	(17)	(17)
Acquisition and integration-related costs	(16)	(14)	(14)	(13)	(22)
Restructuring	—	—	(12)	1	—
Non-qualified deferred compensation (expenses) credits	(3)	(3)	2	(6)	(5)
Non-GAAP total costs and expenses*	$591	$569	$603	$610	$627

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	2018	2019	2020*	2021	2022	2023	2024E

GAAP total costs and expenses	$1,742	$1,845	$2,037	$2,209	$2,488	$2,839	$3,154

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(168)	(182)	(197)	(210)	(270)	(326)	(386)
Amortization of acquired intangibles	(53)	(53)	(64)	(67)	(60)	(62)	(68)
Acquisition and integration-related costs	(20)	(8)	(23)	(23)	(41)	(56)	(56)
Restructuring	(11)	(9)	(9)	1	—	(11)	—
Non-qualified deferred compensation (expenses) credits	1	(5)	(5)	(6)	8	(11)	(5)
Special charges**	—	(1)	—	(27)	—	—	—
Non-GAAP total costs and expenses***	$1,491	$1,587	$1,739	$1,877	$2,125	$2,373	$2,639

*	Fiscal 2020 was a 53-week year.
**	2021 includes costs related to a voluntary retirement program.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

April 22, 2024	Cadence Q1 2024 Financial Results	8

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Income to Non-GAAP Operating Income and Non-GAAP Operating Income Adjusted for Stock-based Compensation

(In Millions)	2018	2019	2020*	2021	2022	2023	2024E

GAAP operating income	$396	$492	$646	$779	$1,074	$1,251	$1,436

Reconciling items to non-GAAP operating income
Stock-based compensation expense	168	182	197	210	270	326	386
Amortization of acquired intangibles	53	53	64	67	60	62	68
Acquisition and integration-related costs	20	8	23	23	41	56	56
Restructuring	11	9	9	(1)	—	11	—
Non-qualified deferred compensation expenses (credits)	(1)	5	5	6	(8)	11	5
Special charges**	—	1	—	27	—	—	—
Non-GAAP operating income***	$647	$749	$944	$1,111	$1,436	$1,717	$1,951
Stock-based compensation expense	(168)	(182)	(197)	(210)	(270)	(326)	$(386)
Non-GAAP operating income adjusted for stock-based compensation***	$479	$567	$747	$901	$1,166	$1,391	$1,565

Table may not foot due to rounding

*	Fiscal 2020 was a 53-week year.
**	2021 includes costs related to a voluntary retirement program.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

April 22, 2024	Cadence Q1 2024 Financial Results	9

Cadence Design Systems, Inc.

Reconciliation of GAAP Gross Margin as a Percent of Total Revenue to Non-GAAP Gross Margin as a Percent of Total Revenue

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024

GAAP gross margin as a percent of total revenue	87.8%	90.1%	89.3%	90.3%	87.6%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.3%	0.2%	0.2%	0.3%	0.3%
Amortization of acquired intangibles	1.0%	1.1%	1.1%	1.1%	1.1%
Non-qualified deferred compensation expenses (credits)	0.0%	0.0%	0.0%	0.0%	0.0%
Acquisition and integration-related costs	0.0%	0.0%	0.0%	0.0%	0.1%
Non-GAAP gross margin as a percent of total revenue*	89.1%	91.4%	90.6%	91.7%	89.1%

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

April 22, 2024	Cadence Q1 2024 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024E

GAAP operating margin as a percent of total revenue	32%	31%	29%	31%	25%	26.5% - 27.5%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	7%	8%	9%	8%	9%	9%
Amortization of acquired intangibles	1%	2%	1%	2%	2%	2%
Acquisition and integration-related costs	2%	1%	1%	1%	2%	1%
Restructuring	0%	0%	1%	0%	0%	0%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%	1%	0%	0%
Non-GAAP operating margin as a percent of total revenue*	42%	42%	41%	43%	38%	38.5% - 39.5%

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	2018	2019	2020	2021	2022	2023	2024E

GAAP operating margin as a percent of total revenue	19%	21%	24%	26%	30%	31%	31% - 32%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	8%	8%	7%	7%	8%	8%	8%
Amortization of acquired intangibles	2%	2%	3%	2%	2%	2%	2%
Acquisition and integration-related costs	1%	0%	1%	1%	1%	1%	1%
Restructuring	0%	1%	0%	0%	0%	0%	0%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%	0%	(1)%	0%	0%
Special charges *	0%	0%	0%	1%	0%	0%	0%
Non-GAAP operating margin as a percent of total revenue**	30%	32%	35%	37%	40%	42%	42% - 43%

*	2021 includes costs related to a voluntary retirement program.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

April 22, 2024	Cadence Q1 2024 Financial Results	11

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024E

Diluted net income per share on a GAAP basis	$0.89	$0.81	$0.93	$1.19	$0.91	$0.73 - $0.77
Stock-based compensation expense	0.27	0.28	0.32	0.32	0.32	0.32
Amortization of acquired intangibles	0.05	0.06	0.06	0.06	0.06	0.06
Acquisition and integration-related costs	0.06	0.05	0.05	0.04	0.08	0.06
Restructuring	—	—	0.04	—	—	—
Non-qualified deferred compensation expenses (credits)	0.01	0.01	—	0.02	0.02	—
Other income or expense related to investments and non-qualified deferred compensation plan assets**	(0.01)	(0.01)	(0.04)	(0.10)	(0.22)	—
Income tax effect of non-GAAP adjustments	0.02	0.02	(0.10)	(0.15)	—	0.03
Diluted net income per share on a non-GAAP basis*	$1.29	$1.22	$1.26	$1.38	$1.17	$1.20 - $1.24

Shares used in calculation of diluted net income per share	273,159	272,996	272,427	272,419	273,544

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
**	Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

April 22, 2024	Cadence Q1 2024 Financial Results	12

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2018	2019	2020	2021	2022	2023	2024E

Diluted net income per share on a GAAP basis	$1.23	$3.53	$2.11	$2.50	$3.09	$3.82	$4.04 - $4.14
Stock-based compensation expense	0.60	0.65	0.71	0.75	0.98	1.19	1.41
Amortization of acquired intangibles	0.19	0.19	0.23	0.24	0.22	0.23	0.25
Acquisition and integration-related costs	0.07	0.03	0.08	0.08	0.15	0.21	0.20
Restructuring	0.04	0.03	0.03	—	—	0.04	—
Non-qualified deferred compensation expenses (credits)	(0.01)	0.02	0.02	0.02	(0.03)	0.04	0.02
Special charges**	—	—	—	0.10	—	—	—
Other income or expense related to investments and non-qualified deferred compensation plan assets***	—	(0.01)	—	(0.03)	0.05	(0.17)	(0.22)
Income tax benefit related to intercompany transfers of certain intellectual property rights	—	(2.05)	—	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.25)	(0.19)	(0.38)	(0.37)	(0.19)	(0.21)	0.18
Diluted net income per share on a non-GAAP basis*	$1.87	$2.20	$2.80	$3.29	$4.27	$5.15	$5.88 - $5.98

Shares used in calculation of diluted net income per share	281,144	280,515	279,641	278,858	275,011	272,748	272.5 - 274.5M

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
**	2021 includes costs related to a voluntary retirement program.
***	Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

April 22, 2024	Cadence Q1 2024 Financial Results	13

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

(In Millions)	FY 2022	FY 2023	FY 2024E

GAAP total other income and expense	$(28)	$31	$49 - $55

Reconciling items to non-GAAP total income and expense
Other income or expense related to investments and non-qualified deferred compensation plan assets**	14	(46)	(60)
Non-GAAP total other income and expense*	$(14)	$(15)	$(5) - $(11)

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
**	Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

April 22, 2024	Cadence Q1 2024 Financial Results	14